EXHIBIT 99.3

Allure Worldwide, Inc.

Unaudited Pro Forma Condensed Combined Financial Statements

On May 27, 2022, Allure Worldwide, Inc. (“Allure”), completed the acquisition of all of the issued and outstanding common stock shares of Genvor Inc. (“Genvor”). The acquisition will be accounted for as a reverse recapitalization in accordance with GAAP. Accordingly, the acquisition is, in substance, a capital transaction and the accounting is similar to that resulting from a reverse acquisition, except that no goodwill or other intangible assets are recognized.

The following unaudited pro forma condensed combined financial statements and the related notes present the combination of the historical consolidated financial statements of Allure and Genvor, to give effect to the acquisition. See additional information in Note 1 – Basis of Presentation to the Unaudited Pro Forma Combined Financial Information

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ALLURE WORLDWIDE, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF MARCH 31, 2022

	Historical
	Allure Worldwide, Inc.	Genvor, Inc.	Pro Forma		Pro Forma
	3/31/2022	3/31/2022	Adjustments		Combined

ASSETS
Current assets
Cash	$-	$225,293			$225,293
Prepaid expenses	-	2,897			2,897
Prepaid costs for reverse capitalization	-	150,000	(150,000	)(a)	-
Total current assets	-	378,190			228,190

Other assets
Furniture and equipment, net	-	18,481			18,481
Receivables from related parties	-	35,579	(33,526	)(b)	2,053

Total assets	$-	$432,250			$248,724

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities
Accounts payable	$5,500	$12,170			$17,670
Accrued expenses	-	312,351			312,351
USDA CRADA liability	-	246,400			246,400
Commercial loan	-	48,750			48,750
Notes payable, short-term, net of $17,500 discount	-	1,378,500			1,378,500
Due to related party, Genvor	33,526	-	(33,526	)(b)	-
Due to related party, shareholder	3,846	-			3,846
Total current liabilities	42,872	1,998,171			2,007,517

Long-term liabilities
Notes payable, long-term, net of $1,458 discount	-	273,542			273,542
Total liabilities	42,872	2,271,713			2,281,059

Stockholders’ deficit	(42,872)	(1,839,463)	(150,000	)(a)	(2,032,335)

Total liabilities and stockholders’ deficit	$-	$432,250			$248,724

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ALLURE WORLDWIDE, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2021

	Historical
	Allure Worldwide, Inc.	Genvor, Inc.	Pro Forma		Pro Forma
	9/30/2021	9/30/2021	Adjustments		Combined

ASSETS
Current assets
Cash	$-	$72,315			$72,315
Prepaid expenses	-	3,393			3,393
Total current assets		75,708			75,708

Other assets
Furniture and equipment, net	-	19,397			19,397
Receivables from related parties	-	18,239	(16,239	)(b)	2,000
Prepaid costs for reverse capitalization	-	150,000	(150,000	)(a)	-

Total assets	$-	$263,344			$97,105

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities
Accounts payable	$7,585	$25,734			$33,319
Accrued expenses	-	510,710			510,710
USDA CRADA liability	-	243,600			243,600
Commercial loan	-	48,750			48,750
Notes payable, short-term, net of $17,500 discount	-	1,403,500			1,403,500
Due to related party, Genvor	16,239	-	(16,239	)(b)	-
Due to related party, shareholder	3,846	4,330			8,176
Total current liabilities	27,670	2,236,624			2,248,055

Long-term liabilities
Notes payable, long-term, net of $10,208 discount	-	489,792			489,792
Total liabilities	27,670	2,726,416			2,737,847

Stockholders’ deficit	(27,670)	(2,463,072)	(150,000	)(a)	(2,640,742)

Total liabilities and stockholders’ deficit	$-	$263,344			$97,105

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ALLURE WORLDWIDE, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2020

	Historical
	Allure Worldwide, Inc.	Genvor, Inc.	Pro Forma		Pro Forma
	9/30/2020	9/30/2020	Adjustments		Combined

ASSETS
Current assets
Cash	$-	$103,541			$103,541
Total current assets		103,541			103,541

Other assets
Furniture and equipment, net	-	19,529			19,529
Receivables from related parties	-	2,000			2,000
Agromed patent	-	264,828			264,828
Right of use lease	-	18,535			18,535
Prepaid costs for reverse capitalization	-	10,000	(10,000	)(a)	-

Total assets	$-	$418,433			$408,433

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities
Accounts payable	$7,500	$-			$7,500
Accrued expenses	6,000	187,474			193,474
USDA CRADA liability	-	173,600			173,600
Right of use lease liability	-	18,535			18,535
Commercial loan	-	48,750			48,750
Payable for patent	-	150,000			150,000
Notes payable, short-term	-	902,000			902,000
Due to related party, shareholder	3,846	3,575			7,421
Total current liabilities	17,346	1,483,934			1,501,280

Long-term liabilities
Notes payable, long-term	-	260,000			260,000
Total liabilities	17,346	1,743,934			1,761,280

Stockholders’ deficit	(17,346)	(1,325,501)	(10,000	)(a)	(1,352,847)

Total liabilities and stockholders’ deficit	$-	$418,433			$408,433

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ALLURE WORLDWIDE, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED MARCH 31, 2022

	Historical
	Allure Worldwide, Inc.	Genvor, Inc.	Pro Forma	Pro Forma
	3/31/2022	3/31/2022	Adjustments	Combined

Revenue	$-	$-		$-

Operating expenses
Administrative costs	-	35,302		35,302
Contract payroll	-	143,225		143,225
Stock compensation	-	3,209,625		3,209,625
Meals and entertainment	-	24,023		24,023
Professional fees	10,000	77,758		87,758
Rent expense	-	20,607		20,607
Research and development	-	109,248		109,248
Travel expense	-	25,471		25,471
Total operating expenses	10,000	3,653,259		3,655,259

Loss from operations	(10,000)	(3,653,259)		(3,655,259)

Other income (expense)
Loss on debt settlement	-	(5,000)		(5,000)
Interest expense	-	(61,002)		(61,002)
Late fee	-	(60,000)		(60,000)
Total other expense	-	(126,002)		(126,002)

Net loss	$(10,000)	$(3,779,261)		$(3,781,261)

Basic and diluted net loss per common share				$(0.14)

Basic and diluted weighted average common shares outstanding				26,783,329

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ALLURE WORLDWIDE, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2021

	Historical		Pro Forma	Pro Forma
	Allure Worldwide, Inc.	Genvor, Inc.	Adjustments	Combined

Revenue	$-	$-		$-

Operating expenses
Administrative costs	23,824	54,044		77,868
Contract payroll	-	370,000		370,000
Stock compensation	-	7,583,903		7,583,903
Meals and entertainment	-	61,846		61,846
Professional fees	-	116,816		116,816
Rent expense	-	28,848		28,848
Research and development	-	169,484		169,484
Travel expense	-	37,370		37,370
Total operating expenses	23,824	8,422,311		8,446,135

Loss from operations	(23,824)	(8,422,311)		(8,446,135)

Other income (expense)
Loss on acquisition failure	-	(114,828)		(114,828)
Interest expense	-	(91,508)		(91,508)
Late fee	-	(120,000)		(120,000)
Total other expense	-	(326,336)		(326,336)

Net loss	$(23,824)	$(8,748,647)		$(8,772,471)

Basic and diluted net loss per common share				$(0.43)

Basic and diluted weighted average common shares outstanding				20,222,024

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ALLURE WORLDWIDE, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED MARCH 31, 2021

	Historical
	Allure Worldwide, Inc.	Genvor, Inc.	Pro Forma	Pro Forma
	3/31/2022	3/31/2022	Adjustments	Combined

Revenue	$-	$-		$-

Operating expenses
Administrative costs	-	38,379		38,379
Contract payroll	-	175,000		175,000
Stock compensation	-	7,083,928		7,083,928
Meals and entertainment	-	26,535		26,535
Professional fees	-	66,898		66,898
Rent expense	-	13,923		13,923
Research and development	-	52,284		52,284
Travel expense	-	10,818		10,818
Total operating expenses	-	7,467,765		7,467,765

Loss from operations	-	(7,467,765)		(7,467,765)

Other income (expense)
Loss on debt settlement	-	-		-
Interest expense	-	(42,613)		(42,613)
Late fee	-	(60,000)		(60,000)
Total other expense	-	(102,613)		(102,613)

Net loss	$-	$(7,570,378)		$(7,570,378)

Basic and diluted net loss per common share				$(0.43)

Basic and diluted weighted average common shares outstanding				17,546,704

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ALLURE WORLDWIDE, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2020

	Historical		Pro Forma	Pro Forma
	Allure Worldwide, Inc.	Genvor, Inc.	Adjustments	Combined

Revenue	$-	$-		$-

Operating expenses
Administrative costs	4,870	55,250		60,120
Contract payroll	-	224,800		224,800
Stock compensation	-	259,028		259,028
Meals and entertainment	-	59,762		59,762
Professional fees	-	58,575		58,575
Rent expense	-	25,004		25,004
Related party, NBFL		10,000		10,000
Research and development	-	127,801		127,801
Travel expense	-	35,608		35,608
Total operating expenses	4,870	855,827		860,697

Loss from operations	(4,870)	(855,827)		(860,697)

Other income (expense)
Loss on note receivable purchase	-	(699,381)		(699,381)
Interest expense	-	(221,717)		(221,717)
Late fee	-	(120,000)		(120,000)
Total other expense	-	(1,041,098)		(1,041,098)

Net loss	$(4,870)	$(1,896,925)		$(1,901,795)

Basic and diluted net loss per common share				$(0.35)

Basic and diluted weighted average common shares outstanding				5,427,765

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Allure Worldwide, Inc.

Unaudited Pro Forma Condensed Combined Financial Statements

Note 1 – Basis of Presentation

The unaudited pro forma condensed combined financial statements were prepared in accordance with Article 11 of SEC Regulation S-X using the acquisition method of accounting in accordance with GAAP and are based on the historical consolidated financial statements of Allure and Genvor, after giving effect to the reverse recapitalization as well as pro forma adjustments.

The unaudited pro forma condensed combined balance sheets combine the unaudited historical consolidated balance sheets of Allure and Genvor as of March 31, 2022, giving effect to the acquisition as if it had occurred on March 31, 2022. The unaudited pro forma condensed combined balance sheets at September 30, 2021 and 2020 combine the audited historical balance sheets of Allure with the unaudited historical consolidated balance sheets of Genvor at September 30, 2021 and 2020, respectively.

The unaudited pro forma condensed combined statements of operations for the fiscal years ended September 30, 2021 and 2020, and the six months ended March 31, 2022 and 2021, assume the acquisition took place on October 1, 2020, the beginning of Allure’s most recently completed fiscal year prior to the acquisition. Allure’s audited statements of operations for the fiscal years ended September 30, 2021 and 2020 has been combined with Genvor’s consolidated statement of operations for the nine month periods ended September 30, 2021 and 2020 and three month period ended December 31, 2020 and 2019. The unaudited pro forma combined statements of operations for the six months ended March 31, 2022 and 2021, combines the unaudited statement of operations of Allure for the six months ended March 31, 2022 and 2021, with the unaudited consolidated statement of operations of Genvor for the six months ended March 31, 2022 and 2021, as the effective date of the acquisition was October 1, 2021, and interim unaudited financial statements were prepared for Genvor as of that date.

The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and are not intended to represent the consolidated results of operations or financial position of the combined company that would have been recorded had the merger been completed as of the dates presented and should not be taken as representative of future results of operations or financial position of the combined company. The unaudited pro forma condensed combined financial statements do not reflect the impacts of any potential operational efficiencies, cost savings or economies of scale that Allure may achieve with respect to the combined operations of Allure and Genvor. Additionally, the pro forma statements of operations do not include non-recurring charges or credits and the related tax effects that result directly from the acquisition.

The unaudited pro forma condensed combined financial statements reflect the estimated reverse recapitalization consideration, which may not represent what the actual consideration transferred will be at the effective date.

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The unaudited pro forma condensed combined financial statements illustrate the assets and liabilities of Genvor recorded at their preliminary estimated fair values at the effective date of the acquisition. The preliminary fair value estimates are subject to change based on the final valuations that will be determined as of the closing date of the acquisition. Actual results will differ from this unaudited pro forma combined financial information after Allure has determined the final acquisition consideration and completed the valuation analysis and computations necessary to finalize the required purchase price allocations. Accordingly, the final allocations of acquisition consideration and their effects on results of operations may differ materially from the preliminary allocations and unaudited pro forma combined amounts included herein. Many of these fair value measurements can be highly subjective, and it is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and accompanying notes contained in the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q of Allure Worldwide, Inc.

Note 2 – Accounting Policies

The unaudited pro forma financial information has been compiled in a manner consistent with the accounting policies of Allure and Genvor.

Note 3 – Reverse Capitalization Consideration

On January 11, 2021, Allure entered into an Exchange Agreement (the “Purchase Agreement”) with Genvor to acquire Genvor in consideration of (i) the payment of $150,000 by Genvor to Allure; (ii) Allure’s founding shareholders transferring 19,000,000 shares of common stock to Genvor’s shareholders, constituting 95% of Allure’s 20,000,000 total outstanding shares; and (iii) Allure’s founding shareholders retaining 1,000,000 shares of Allure’s common stock. Pursuant to the Purchase Agreement, for a two-year period after closing, following commencement of trading of Allure’s common stock, the parties agreed that Allure will make additional issuances of Allure’s common stock to the founding shareholders to ensure that in the aggregate they maintain their 5% ownership of Allure’s outstanding common stock.

On March 2, 2022, the Company and Allure entered into a merger agreement (the “Merger Agreement”) to consummate the Purchase Agreement, and pursuant to which a wholly-owned subsidiary of the Company, Genvor Acquisition Corp., a Delaware corporation, will merge (the “Merger”) with and into Genvor, with each share of Genvor’s common stock issued immediately prior to the time of the merger automatically converted into the right to receive one share of common stock of the Company.

In accordance with GAAP, because a reverse recapitalization is equivalent to the issuance of shares by Genvor for the net monetary assets of Allure, the transaction costs incurred to effect the recapitalization may represent costs related to issuing equity and raising capital that are recognized as a reduction to the total amount of equity raised. Accordingly, the prepaid costs for reverse capitalization reflected in the Genvor balance sheet are adjusted through additional paid in capital included in the shareholders’ deficit.

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Note 4 – Pro Forma Adjustments

Transaction Accounting Adjustments:

	March 31,	September 30,
	2022	2021	2020
(a) Adjustment of prepaid costs for reverse capitalization cash distributed to seller pursuant to agreement	$150,000	$150,000	$10,000

(b) Elimination of receivables from/due to related party, Allure/Genvor	$33,526	$16,239	$-

Autonomous Entity Adjustments: N/A

Management’s Adjustments: None; however, professional fees are expected to be lower after the merger.

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